EX.99.16

                                POWER OF ATTORNEY

              A. Max Walker, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., James E. Banks, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund Portfolios, Inc. (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933 (the "1933 Act"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-14 pursuant to the 1933 Act, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company, such Registration Statement and filings, any and all exemptive applications under the 1933 Act, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  January 21, 1999

                                                         /s/ A. Max Walker
                                                         -----------------
                                                           A. Max Walker

                                                                        EX.99.16

                                POWER OF ATTORNEY


              Edmund L. Benson, III, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., James E. Banks, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund Portfolios, Inc. (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933 (the "1933 Act"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-14 pursuant to the 1933 Act, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company, such Registration Statement and filings, any and all exemptive applications under the 1933 Act, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  January 21, 1999


                                                        /s/Edmund L. Benson, III
                                                        ------------------------
                                                          Edmund L. Benson, III

                                                                        EX.99.16

                                POWER OF ATTORNEY


              James Ermer, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., James E. Banks, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund Portfolios, Inc. (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933 (the "1933 Act"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-14 pursuant to the 1933 Act, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company, such Registration Statement and filings, any and all exemptive applications under the 1933 Act, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  January 20, 1999


                                                             /s/ James Ermer
                                                        ------------------------
                                                                James Ermer

                                                                        EX.99.16

                                POWER OF ATTORNEY


              William H. Grigg, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., James E. Banks, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund Portfolios, Inc. (the Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933 (the "1933 Act"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-14 pursuant to the 1933 Act, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company, such Registration Statement and filings, any and all exemptive applications under the 1933 Act, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  January 20, 1999


                                                        /s/ William H. Grigg
                                                        ------------------------
                                                           William H. Grigg

                                                                        EX.99.16

                                POWER OF ATTORNEY


              Thomas F. Keller, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., James E. Banks, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund Portfolios, Inc. (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933 (the "1933 Act"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-14 pursuant to the 1933 Act, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company, such Registration Statement and filings, any and all exemptive applications under the 1933 Act, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  January 20, 1999


                                                          /s/Thomas F. Keller
                                                        ------------------------
                                                            Thomas F. Keller

                                                                        EX.99.16

                                POWER OF ATTORNEY

              Carl E. Mundy, Jr., whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., James E. Banks, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund Portfolios, Inc. (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933 (the "1933 Act"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-14 pursuant to the 1933 Act, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company, such Registration Statement and filings, any and all exemptive applications under the 1933 Act, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  January 21, 1999


                                                            /s/Carl E. Mundy
                                                        ------------------------
                                                           Carl E. Mundy, Jr.

                                                                        EX.99.16

                                POWER OF ATTORNEY


              Charles B. Walker, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., James E. Banks, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund Portfolios, Inc. (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933 (the "1933 Act"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-14 pursuant to the 1933 Act, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company, such Registration Statement and filings, any and all exemptive applications under the 1933 Act, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  January 20, 1999


                                                          /s/Charles B. Walker
                                                        ------------------------
                                                           Charles B. Walker

                                                                        EX.99.16

                                POWER OF ATTORNEY


              Thomas S. Word, Jr., whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., James E. Banks, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund Portfolios, Inc. (the "Company"), to comply with the Investment Company Act of 1940, as amended and the Securities Act of 1933 (the "1933 Act"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-14 pursuant to the 1933 Act, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company, such Registration Statement and filings, any and all exemptive applications under the 1933 Act, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  January 21, 1999


                                                         /s/Thomas S. Word, Jr.
                                                        ------------------------
                                                           Thomas S. Word, Jr.

                                                                        EX.99.16

                                POWER OF ATTORNEY


              James B. Sommers, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., James E. Banks, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund Portfolios, Inc. (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933 (the "1933 Act"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-14 pursuant to the 1933 Act, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company, such Registration Statement and filings, any and all exemptive applications under the 1933 Act, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  January 20, 1999


                                                           /s/ James B. Sommers
                                                        ------------------------
                                                             James B. Sommers